UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2018

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 North Meridian Street, Suite 400

Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2018, Bill D. Buchanan notified Merchants Bancorp (the “Company”) that he will resign as the Company’s Senior Vice President and Chief Accounting Officer, effective April 27, 2018, in order to accept a position at another company.

The Company’s Chief Financial Officer, John F. Macke, will assume the title and responsibilities of the principal accounting officer upon Mr. Buchanan’s departure until a replacement is identified. Mr. Macke, 53, has served as the Company’s Chief Financial Officer since July 2017 and previously served as Executive Vice President of Capital Markets and as Chief Financial Officer of Stonegate Mortgage Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: April 17, 2018	By:	/s/ Michael F. Petrie
Name: Michael F. Petrie
Title: Chief Executive Officer and Chairman

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